UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2013

FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina 27203
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02-Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 20, 2013, as previously reported in its Report on Form 8-K dated March 28, 2013, R. Reynolds Neely, Jr. retired from the Board of Directors of FNB United Corp. (the “Company”).

ITEM 5.07.    Submission of Matters to a Vote of Security Holders
On June 20, 2013, the Company held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 21,735,938 shares of the Company's common stock were entitled to vote as of May 3, 2013, the record date for the Annual Meeting. There were 19,693,787 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on six proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The shareholders elected five directors to serve as follows:

•
John J. Bresnan, Robert L. Reid, Jerry R. Licari, and H. Ray McKenney, Jr. were elected to Class III of the Board of Directors of FNB (the “Board”), each for a term of three years expiring at the 2016 Annual Meeting of Shareholders.

•	T. Gray McCaskill was elected to Class II of the Board for a term of two years expiring at the 2015 Annual Meeting of Shareholders.

The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
John J. Bresnan	18,225,404	129,202	1,339,180
Robert L. Reid	18,229,571	125,035	1,339,180
Jerry R. Licari	18,232,757	121,849	1,339,180
H. Ray McKenney, Jr.	18,232,789	121,817	1,339,180
T. Gray McCaskill	18,313,445	41,161	1,339,180

Proposal No. 2 - Amendment to Bylaws to Eliminate the Classified Structure of the Board

The shareholders voted to approve the amendment to FNB Amended and Restated Bylaws to eliminate the classified structure of the Board. The results of the vote were as follows:

For	Against	Abstain
18,340,952	9,018	4,635

Proposal No. 3 - Amendment to Change Holding Company Name to CommunityOne Bancorp

The shareholders voted to approve the amendment to FNB's Articles of Incorporation to change the name of the company to CommunityOne Bancorp. The results of the vote were as follows:

For	Against	Abstain
19,649,016	38,619	5,604

Proposal No. 4 - Approve Amendments to the 2012 Incentive Plan

The shareholders voted to approve the amendments to the 2012 Incentive Plan. The results of the vote were as follows:

For	Against	Abstain
18,267,385	79,457	7,764

Proposal No. 5 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2013

The shareholders voted to ratify the selection of Dixon Hughes Goodman LLP as FNB's independent registered public accounting firm for the fiscal year 2013. The results of the vote were as follows:

For	Against	Abstain
19,648,087	23,000	22,699

Proposal No. 6 - Advisory Vote on FNB's Executive Compensation

The shareholders voted to approve the non-binding, advisory proposal on the compensation of FNB's executive officers. The results of the vote were as follows:

For	Against	Abstain
17,263,206	1,081,128	10,273

June 20, 2013 (Date)	FNB United Corp. (Registrant)
/s/ Brian E. Simpson ______________________________________________ Brian E. Simpson Chief Financial Officer